            As filed with the U.S. Securities and Exchange Commission
                              on February 11, 2002


                        Securities Act File No. 33- 82362
                    Investment Company Act File No. 811- 8686

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N- 1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [x]

                        Pre- Effective Amendment No.                       [ ]


                      Post- Effective Amendment No. 14                     [x]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [x]


                              Amendment No. 15                             [x]


                        (Check appropriate box or boxes)


                    Credit Suisse Japan Small Cap Fund, Inc.
        (formerly known as Warburg, Pincus Japan Small Company Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)


                466 Lexington Avenue
                 New York, New York                          10017- 3147
      (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 878- 0600


                                Hal Liebes, Esq.
                    Credit Suisse Japan Small Cap Fund, Inc.
                              466 Lexington Avenue
                         New York, New York 10017- 3147
                     (Name and Address of Agent for Service)


                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: February 28, 2002


It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b)


[x]   on February 28, 2002 pursuant to paragraph (b)


[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus


             COMMON CLASS


             February 28, 2002


                        - CREDIT SUISSE

                          JAPAN GROWTH FUND



                        - CREDIT SUISSE


                         JAPAN SMALL CAP FUND



           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.


           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                                    CONTENTS



KEY POINTS................... ....................           4
   Goals and Principal Strategies.................           4
   Investor Profile...............................           4
   A Word About Risk..............................           5
PERFORMANCE SUMMARY............... ...............           8
   Year-by-Year Total Returns.....................           8
   Average Annual Total Returns...................           9
INVESTOR EXPENSES................ ................          10
   Fees and Fund Expenses.........................          10
   Example........................................          11
THE FUNDS IN DETAIL............... ...............          12
   The Management Firm............................          12
   Multi-Class Structure..........................          12
   Recent Development.............................          12
   Fund Information Key...........................          13
JAPAN GROWTH FUND................ ................          14
JAPAN SMALL CAP FUND.............. ...............          17
MORE ABOUT RISK................. .................          20
   Introduction...................................          20
   Types of Investment Risk.......................          20
   Certain Investment Practices...................          22
MEET THE MANAGERS................ ................          25
ABOUT YOUR ACCOUNT............... ................          26
   Share Valuation................................          26
   Account Statements.............................          26
   Distributions..................................          26
   Taxes..........................................          27
BUYING SHARES.................. ..................          28
SELLING SHARES................. ..................          31
SHAREHOLDER SERVICES.............. ...............          33
OTHER POLICIES................. ..................          34
OTHER INFORMATION................ ................          36
   About the Distributor..........................          36
FOR MORE INFORMATION............... ..............  back cover



The funds' common class is closed to new investors other than those described on Page 28.

                                   KEY POINTS


                         GOALS AND PRINCIPAL STRATEGIES



-------------------------------------------------------------------------------------------------
FUND/RISK FACTORS          GOAL                STRATEGIES
-------------------------------------------------------------------------------------------------
JAPAN GROWTH FUND          Long-term growth    - Invests in equity securities of Japanese
Risk factors:              of capital            companies
 Country focus                                 - May invest in companies of any size
 Foreign securities                            - May look for companies with attractive growth
 Market risk                                     potential or companies whose equity securities
 Non-diversified status                          appear undervalued
-------------------------------------------------------------------------------------------------
JAPAN SMALL CAP FUND       Long-term capital   - Invests in equity securities of small Japanese
Risk factors:              appreciation          companies
 Country focus                                 - Emphasizes equity securities with attractive
 Foreign securities                              capital-appreciation potential
 Market risk
 Non-diversified status
 Small companies
 Special-situation
 companies
-------------------------------------------------------------------------------------------------


     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - are seeking access to the Japanese market, which can be less accessible to individual investors

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - are looking for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COUNTRY FOCUS

Both funds

   Focusing on a single country involves increased currency, political, regulatory and other risks. Market swings in the targeted country (Japan) likely will have a greater effect on fund performance than they would in a more geographically diversified equity fund.

FOREIGN SECURITIES

Both funds

   A fund that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Each of the funds may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to the Japanese yen.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


MARKET RISK

Both funds


   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

Both funds

   The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their respective portfolio securities than a fund that is more broadly diversified.

SMALL COMPANIES


Japan Small Cap Fund


   Small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES


Japan Small Cap Fund


   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

                       This page intentionally left blank

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.


                           YEAR-BY-YEAR TOTAL RETURNS

                            [AMOUNTS IN PERCENTAGES]

YEAR ENDED 12/31:
[FUND GRAPH]

                                                                           JAPAN GROWTH FUND
                                                                           -----------------
1996                                                                             -5.49
1997                                                                              1.52
1998                                                                              1.28
1999                                                                            266.10
2000                                                                            -68.70
2001                                                                            -25.14

JAPAN GROWTH FUND
  BEST QUARTER:     51.86%  (Q4 99)
  WORST QUARTER:   -37.20%  (Q4 00)
  INCEPTION DATE: 12/29/95

[PERFORMANCE CHART]

                                                                         JAPAN SMALL CAP FUND
                                                                         --------------------
1995                                                                             -1.09
1996                                                                            -13.09
1997                                                                            -25.51
1998                                                                             12.76
1999                                                                            328.66
2000                                                                            -71.81
2001                                                                            -19.73


JAPAN SMALL CAP FUND

  BEST QUARTER:    56.21%  (Q4 99)
  WORST QUARTER:  -41.54%  (Q4 00)
  INCEPTION DATE: 9/30/94

                          AVERAGE ANNUAL TOTAL RETURNS


                                 ONE YEAR    FIVE YEARS   TEN YEARS     LIFE OF     INCEPTION
    PERIOD ENDED 12/31/01:         2001      1997-2001    1992-2001       FUND         DATE
 JAPAN GROWTH FUND               -25.14%       -2.48%         N/A        -2.99%     12/29/95
 TOPIX(1)                        -29.39%       -8.37%         N/A       -31.27%
 JAPAN SMALL CAP FUND            -19.73%       -4.01%         N/A        -5.28%      9/30/94
 JASDAQ INDEX ($) UNHEDGED(2)    -24.12%       -2.35%         N/A       -44.07%
 JASDAQ INDEX (Y) HEDGED(2)      -12.91%         .05%         N/A       -25.96%
 MSCI Japan Small Company
 Index(3)                        -22.87%      -13.86%         N/A       -68.20%


(1) The TOPIX is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.
(2) The JASDAQ Over-the-Counter Composite Index is an unmanaged index (with no defined investment objective) of stocks traded over the counter in Japan.
(3) The Morgan Stanley Capital International Japan Small Company Index is composed of small-cap Japanese stocks.

                           UNDERSTANDING PERFORMANCE


- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.



- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.



- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.



- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES


                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 2001.



-----------------------------------------------------------------------------------------
                                                                 JAPAN           JAPAN
                                                                GROWTH       SMALL CAP
                                                                  FUND            FUND
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------------------
Sales charge "load" on purchases                                  NONE            NONE
-----------------------------------------------------------------------------------------
Deferred sales charge "load"                                      NONE            NONE
-----------------------------------------------------------------------------------------
Sales charge "load" on reinvested distributions                   NONE            NONE
-----------------------------------------------------------------------------------------
Redemption fees                                                  2.00%(1)        2.00%(1)
-----------------------------------------------------------------------------------------
Exchange fees                                                     NONE            NONE
-----------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
-----------------------------------------------------------------------------------------
Management fee                                                   1.25%           1.25%
-----------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                              .25%            .25%
-----------------------------------------------------------------------------------------
Other expenses                                                   1.03%            .95%
-----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                          2.53%           2.45%
-----------------------------------------------------------------------------------------


(1) Each fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares purchased on or after May 30, 2000 and redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds.

(2) Actual fees and expenses for the fiscal year ended October 31, 2001 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses during 2001 but may be discontinued at any time:



                                                         JAPAN         JAPAN
             EXPENSES AFTER WAIVERS AND                 GROWTH       SMALL CAP
                   REIMBURSEMENTS                        FUND          FUND
 Management fee                                           .48%          .56%
 Distribution and service (12b-1) fee                     .25%          .25%
 Other expenses                                          1.02%          .94%
                                                         -----         -----
 NET ANNUAL FUND OPERATING EXPENSES                      1.75%         1.75%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


---------------------------------------------------------------------------------
                                    ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
---------------------------------------------------------------------------------
JAPAN GROWTH FUND                     $256       $788        $1,345      $2,866
---------------------------------------------------------------------------------
JAPAN SMALL CAP FUND                  $248       $764        $1,306      $2,786
---------------------------------------------------------------------------------

                              THE FUNDS IN DETAIL



     THE MANAGEMENT FIRM



CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017



 - Investment adviser for the funds



 - Responsible for managing each fund's assets according to its goal and strategies



 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks



 - Credit Suisse Asset Management companies manage approximately $75 billion in the U.S. and $268 billion globally



 - Credit Suisse Asset Management is the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management will continue to provide asset management products and services to global corporate, institutional and government clients



 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission



   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.



     MULTI-CLASS STRUCTURE



   This Prospectus offers Common Class shares of the funds. Common Class shares are no-load. The Japan Growth Fund also offers Class A shares, as described in a separate prospectus.



     RECENT DEVELOPMENT



   The Japan Small Cap Fund (the "Acquired Fund") is in the process of soliciting shareholder approval for a proposed reorganization (the "Reorganization") where all of the assets and liabilities of the Acquired Fund would be transferred to the Japan Growth Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund shareholders. The Reorganization is expected to be consummated in April, 2002, after which shares of the Acquired Fund would no longer be offered.

     FUND INFORMATION KEY


   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:



GOAL AND STRATEGIES



   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.



PORTFOLIO INVESTMENTS



   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."



RISK FACTORS



   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."



PORTFOLIO MANAGEMENT



   The individuals designated by the investment adviser to handle the fund's day-to-day management.



INVESTOR EXPENSES



   Actual fund expenses for the 2001 fiscal year. Future expenses may be higher or lower.



 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.



 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.



 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.



FINANCIAL HIGHLIGHTS



   A table showing the fund's audited financial performance for up to five years.



 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.



 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.



   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                               JAPAN GROWTH FUND



     GOAL AND STRATEGIES



   The Japan Growth Fund seeks long-term growth of capital. To pursue this goal, it invests in equity securities of growth companies located in or conducting a majority of their business in Japan.


   CSAM believes that Japanese industry is in an important period of deregulation and restructuring. By investing in growth companies positioned to benefit from the dynamic structural changes taking place in the Japanese industrial system, the fund intends to provide investors with an opportunity to participate in these developments.

   In choosing equity securities, the fund's portfolio managers seek to identify Japanese companies with attractive growth potential. The managers also look for companies whose equity securities appear undervalued based on factors such as earnings or assets. The fund may invest in companies of any size, whether traded on an exchange or over-the-counter.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of Japanese issuers. The remaining portion may be invested in securities of other Asian issuers. Except for temporary defensive purposes, the fund does not intend to invest in securities of non-Asian issuers.

     PORTFOLIO INVESTMENTS


   This fund currently intends to invest at least 80% of assets in equity securities of Japanese issuers. Equity holdings may consist of:


 - common and preferred stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

 - American Depositary Receipts ("ADRs")

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - country focus

 - foreign securities

 - market risk

 - non-diversified status

   The value of your investment generally will fluctuate in response to the Japanese stock market. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Targeting a single country could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Japan. In addition, non-diversification might cause the fund to be more volatile than a diversified mutual fund.

   To the extent that the fund invests in smaller companies or special-situation companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT



   P. Nicholas Edwards and Todd Jacobson manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."



     INVESTOR EXPENSES



Management fee              .48%
Distribution and service
  (12b-1) fee               .25%
All other expenses         1.02%
                           -----
Total expenses             1.75%

                              FINANCIAL HIGHLIGHTS



The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.



--------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                 10/01       10/00       10/99       10/98        10/97
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.54      $24.26       $8.59       $9.74        $9.85
--------------------------------------------------------------------------------------------------------
Investment operations:
Net investment loss                             (0.12)      (0.42)      (0.10)      (0.07)(1)     (0.07)
Net gains or losses on investments and
 foreign currency related items (both
 realized and unrealized)                       (4.73)      (8.64)      15.77       (1.08)        0.21
--------------------------------------------------------------------------------------------------------
 Total from investment operations               (4.85)      (9.06)      15.67       (1.15)        0.14
--------------------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income             0.00        0.00        0.00        0.00        (0.20)
Distributions from net realized gains           (2.02)      (3.75)       0.00        0.00         0.00
Distributions in excess of net realized
 gains                                           0.00        0.00        0.00        0.00        (0.05)
--------------------------------------------------------------------------------------------------------
 Total dividends and distributions              (2.02)      (3.75)       0.00        0.00        (0.25)
--------------------------------------------------------------------------------------------------------
Redemption fees:                                 0.12        0.09        0.00        0.00         0.00
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $4.79      $11.54      $24.26       $8.59        $9.74
--------------------------------------------------------------------------------------------------------
Total return                                   (48.66)%    (40.04)%   182.42%      (11.81)%       1.47%
--------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $51,805    $177,080    $525,489     $40,519      $24,954
Ratio of expenses to average net assets(2)       1.76%       1.77%       1.76%       1.75%        1.75%
Ratio of net investment loss to average
 net assets                                     (1.38)%     (1.41)%     (1.32)%     (0.76)%      (1.03)%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                          0.77%       0.53%       0.45%       0.53%        0.81%
Portfolio turnover rate                            59%        118%        171%         76%          94%
--------------------------------------------------------------------------------------------------------



(1) Per share information is calculated using the average shares outstanding method.


(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .02%, .01%, .00% and .00% for the years ending October 31, 2001, 2000, 1999, 1998 and 1997, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements were 1.75% for each of the years ended October 31, 2001, 2000, 1999, 1998 and 1997.

                              JAPAN SMALL CAP FUND



     GOAL AND STRATEGIES



   The Japan Small Cap Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of small companies located in or conducting a majority of their business in Japan.



   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of small Japanese companies. The fund considers a "small" company to be one whose market capitalization does not exceed the largest capitalization of companies in the:



 - JASDAQ Index



 - Second Section of the Tokyo Stock Exchange or



 - smaller half of the First Section of the Tokyo Stock Exchange



   Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's 65% minimum allocation to Japanese small-company equities.



   Once the 65% policy is met, the fund may invest in Japanese or other Asian companies of any size. Except for temporary defensive purposes, the fund does not intend to invest in securities of non-Asian issuers. The fund will not invest more than 10% of assets in any one country except Japan.



   In choosing equity securities, the fund's portfolio managers look for companies that offer attractive opportunities for capital appreciation.



     PORTFOLIO INVESTMENTS



   This fund invests primarily in equity securities of small Japanese companies. Equity holdings may consist of:



 - common stocks



 - rights and warrants



 - securities convertible into or exchangeable for common stocks



   To a limited extent, the fund may also engage in other investment practices.



     RISK FACTORS



   This fund's principal risk factors are:



 - country focus



 - foreign securities



 - market risk



 - non-diversified status



 - small companies



 - special-situation companies



   The value of your investment generally will fluctuate in response to the Japanese stock market. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."



   Targeting a single country could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within

Japan. In addition, non-diversification might cause the fund to be more volatile than a diversified mutual fund.


   Investing in small companies may expose the fund to increased market, liquidity and information risks. Sometimes, these companies are involved in "special situations." Securities of a special-situation company may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.



     PORTFOLIO MANAGEMENT



   P. Nicholas Edwards and Todd Jacobson manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."



     INVESTOR EXPENSES



Management fee              .56%
Distribution and service
  (12b-1) fee               .25%
All other expenses          .94%
                           -----
Total expenses             1.75%

                              FINANCIAL HIGHLIGHTS



The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



--------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                 10/01       10/00       10/99        10/98       10/97
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $4.88      $18.61       $5.57        $6.37       $8.47
--------------------------------------------------------------------------------------------------------
Investment operations:
Net investment loss                             (0.03)      (0.24)      (0.08)       (0.01)      (1.22)
Net gains or losses on investments and
 foreign currency related items (both
 realized and unrealized)                       (1.71)      (5.74)      13.12        (0.67)      (0.79)
--------------------------------------------------------------------------------------------------------
 Total from investment operations               (1.74)      (5.98)      13.04        (0.68)      (2.01)
--------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains           (1.57)      (7.93)       0.00        (0.07)      (0.09)
Return of capital                                0.00        0.00        0.00        (0.05)       0.00
--------------------------------------------------------------------------------------------------------
 Total distributions                            (1.57)      (7.93)       0.00        (0.12)      (0.09)
--------------------------------------------------------------------------------------------------------
Redemption fees:                                 0.04        0.18        0.00         0.00        0.00
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $1.61       $4.88      $18.61        $5.57       $6.37
--------------------------------------------------------------------------------------------------------
Total return                                   (48.28)%    (41.53)%   234.11%       (10.61)%    (23.98)%
--------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $68,794    $177,992    $855,282      $37,299     $41,627
Ratio of expenses to average net assets(*)       1.76%       1.77%       1.76%        1.75%       1.76%
Ratio of net investment loss to average
 net assets                                     (1.41)%     (1.48)%     (1.25)%      (0.84)%     (1.10)%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                          0.69%       0.48%       0.43%        0.81%       0.51%
Portfolio turnover rate                            59%         46%        250%         113%        101%
--------------------------------------------------------------------------------------------------------



(*) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .02%, .01%, .00% and .01% for the years ending October 31, 2001, 2000, 1999, 1998 and 1997, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements were 1.75% for each of the years ended October 31, 2001, 2000, 1999, 1998 and 1997.

                                MORE ABOUT RISK


     INTRODUCTION



   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.



   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.



     TYPES OF INVESTMENT RISK



   The following risks are referred to throughout this Prospectus.



   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.



   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.



   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.



   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.



    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.



    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to the risks of the derivative or practice. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.



   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.



   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.



   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.



   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.



   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.



   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES



For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.


KEY TO TABLE:


[X]    Permitted without limitation; does not indicate
       actual use
/20%/  Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted




                                                              JAPAN   JAPAN
                                                              GROWTH  SMALL
                                                               FUND    CAP
                                                                       FUND
----------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
----------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%     30%
----------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                               [X]     [X]
----------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                      [X]     [X]
----------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                       [X]     [X]
----------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                 [ ]     [ ]
----------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  35%     35%
----------------------------------------------------------------------------


                                                              JAPAN   JAPAN
                                                              GROWTH  SMALL
                                                               FUND    CAP
                                                                       FUND
----------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
----------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information, interest-
rate, liquidity, market, valuation risks.                      /5%/    /5%/
----------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                         25%     25%
----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                        /10%/   /15%/
----------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                      33 1/3% 33 1/3%
----------------------------------------------------------------------------
SMALL COMPANIES Companies with small relative market
capitalizations. Information, liquidity, market, valuation
risks.                                                         [X]     [X]
----------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                         [X]     [X]
----------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.   [ ]     [ ]
----------------------------------------------------------------------------


                                                              JAPAN   JAPAN
                                                              GROWTH  SMALL
                                                               FUND    CAP
                                                                       FUND
----------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
----------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                           /10%/   /10%/
----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%     20%
----------------------------------------------------------------------------



(1) The funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.


(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS



The following individuals are responsible for the day-to-day portfolio management of the funds:



P. NICHOLAS EDWARDS, Managing Director, has been Co-Portfolio Manager of Japan Growth Fund since fund inception and Japan Small Cap Fund since May 1997. Mr. Edwards came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management (Warburg Pincus). Prior to joining Warburg Pincus in 1995, he served as a director at Jardine Fleming Investment Advisers in Tokyo. Mr. Edwards holds a B.A. in Oriental Studies and an M.A. in Economics from Wadham College, Oxford University, as well as an M.A. equivalent in Oriental Studies from Hiroshima University.



TODD D. JACOBSON, CFA, Director, has been Co-Portfolio Manager of the funds since 1999. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Jacobson was an analyst with Brown Brothers Harriman from 1993 to 1997. He holds a B.A. in Economics from the State University of New York at Binghamton and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.



           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT


     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.


   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   Each fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The funds typically distribute dividends and capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates, will be available late in the year at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.


     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources (including the fund's short-term capital gains) are generally taxed as ordinary income. The funds will mostly make capital-gain distributions, which will be largely derived from the fund's short-term or long-term capital gains.


   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.


   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                 BUYING SHARES



     OPENING AN ACCOUNT



   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.



   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.CreditSuisseFunds.com.



   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.



   The funds' Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the funds and open new accounts under the same social security number.



   Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.



     BUYING AND SELLING SHARES



   The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper Form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).



FINANCIAL-SERVICES FIRMS



   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the funds and will be priced at the next-computed NAV.



   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the funds. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the funds, such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the funds are available include:



 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service



 - Fidelity Brokerage Services, Inc. FundsNetwork(R) Program



 - TD Waterhouse Mutual Fund Network



MINIMUM INITIAL INVESTMENT



Regular account             $2,500
IRAs                        $  500
Transfers/Gifts to Minors   $  500



     ADDING TO AN ACCOUNT



   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.



     INVESTMENT CHECKS



   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

           OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT
BY CHECK
--------------------------------------------------------------------------------------
-Complete the New Account Application.       -Make your check payable to Credit Suisse
-For IRAs use the Universal IRA              Funds.
Application.                                 -Write the account number and the fund
-Make your check payable to Credit Suisse    name on your check.
 Funds.                                      -Mail to Credit Suisse Funds.
-Write the fund name on the check.           -Minimum amount is $100.
-Mail to Credit Suisse Funds.
--------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------
-Call our Shareholder Service Center to      -Call our Shareholder Service Center to
 request an exchange from another Credit      request an exchange from another Credit
 Suisse Fund. Be sure to read the current     Suisse Fund.
 Prospectus for the new fund. Also please    -Minimum amount is $250.
observe the minimum initial investment.      -If you do not have telephone privileges,
-If you do not have telephone privileges,    mail or fax a letter of instruction
 mail or fax a letter of instruction          signed by all shareholders.
 signed by all shareholders.
--------------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------------
-Complete and sign the New Account           -Call our Shareholder Service Center by 4
 Application.                                 p.m. ET to inform us of the incoming
-Call our Shareholder Service Center and      wire. Please be sure to specify your
 fax the signed New Account Application       name, the account number and the fund
 by 4 p.m. ET.                                name on your wire advice.
-The Shareholder Service Center will         -Wire the money for receipt that day.
telephone you with your account number.      -Minimum amount is $500.
Please be sure to specify your name, the
account number and the fund name on your
wire advice.
-Wire your initial investment for receipt
 that day.
-Mail the original, signed application to
 Credit Suisse Funds.
This method is not available for IRAs.
--------------------------------------------------------------------------------------
BY AUTOMATED CLEARINGHOUSE (ACH) TRANSFER
--------------------------------------------------------------------------------------
-Cannot be used to open an account.          -Call our Shareholder Service Center to
                                              request an ACH transfer from your bank.
                                             -Your purchase will be effective at the
                                             next NAV calculated after we receive your
                                              order in proper form.
                                             -Minimum amount is $50.
                                             -Requires ACH on Demand privileges.



                                  800-927-2874


                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES


   SELLING SOME OR ALL OF YOUR SHARES                     CAN BE USED FOR
BY MAIL
--------------------------------------------------------------------------------------
Write us a letter of instruction that        -Accounts of any type.
includes:                                    -Sales of any amount.
-your name(s) and signature(s)               For IRAs please use the IRA Distribution
-the fund name and account number            Request Form.
-the dollar amount you want to sell
-how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Credit Suisse
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center (unless a
signature guarantee is required).
--------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------
-Call our Shareholder Service Center to      -Accounts with telephone privileges.
request an exchange into another Credit      If you do not have telephone privileges,
Suisse Fund. Be sure to read the current     mail or fax a letter of instruction to
Prospectus for the new fund. Also please     exchange shares.
observe the minimum initial investment.
--------------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------------
Call our Shareholder Service Center to       -Non-IRA accounts with telephone
request a redemption. You can receive the    privileges.
proceeds as:
-a check mailed to the address of record
 ($100 minimum)
-an ACH transfer to your bank ($50
minimum)
-a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
--------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------------
-Complete the "Wire Instructions" or "ACH    -Non-IRA accounts with wire-redemption or
 on Demand" section of your New Account       ACH on Demand privileges.
 Application.                                -Requests by phone or mail.
-For federal-funds wires, proceeds will
 be wired on the next business day. For
 ACH transfers, proceeds will be
 delivered within two business days.

                                HOW TO REACH US



  SHAREHOLDER SERVICE CENTER


  Toll free: 800-927-2874


  Fax:     888-606-8252



  MAIL


  Credit Suisse Funds


  P.O. Box 9030


  Boston, MA 02205-9030



  OVERNIGHT/COURIER SERVICE


  Boston Financial Data Services, Inc.


  Attn: Credit Suisse Funds


  66 Brooks Drive


  Braintree, MA 02184



  INTERNET WEB SITE


  www.CreditSuisseFunds.com



                               WIRE INSTRUCTIONS



  State Street Bank and Trust Company


  ABA# 0110 000 28


  Attn: Mutual Funds/Custody Dept.


  [Credit Suisse Fund Name]


  DDA# 9904-649-2


  F/F/C: [Account Number and Account registration]



     SELLING SHARES IN WRITING



   Some circumstances require a written sell order, along with a signature guarantee. These include:



 - accounts whose address of record has been changed within the past 30 days



 - redemptions in certain large accounts (other than by exchange)



 - requests to send the proceeds to a different payee or address than on record



 - shares represented by certificates, which must be returned with your sell order



 - A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.



     RECENTLY PURCHASED SHARES



   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.



     LOW-BALANCE ACCOUNTS



   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the funds may close your account and mail you the proceeds.



MINIMUM TO KEEP AN ACCOUNT OPEN



Regular account             $2,000
IRAs                        $  250
Transfers/Gifts to Minors   $  250



                                  800-927-2874


                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES



     AUTOMATIC SERVICES



   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.



AUTOMATIC MONTHLY INVESTMENT PLAN



   For making automatic investments ($50 minimum) from a designated bank account.



AUTOMATIC WITHDRAWAL PLAN



   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.



DISTRIBUTION SWEEP



   For automatically reinvesting your dividend and capital-gain distributions into another identical registered Credit Suisse Fund. Not available for IRAs.



     STATEMENTS AND REPORTS



   The funds produce financial reports, which include among other things a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the funds may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the funds. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.



     RETIREMENT PLANS



   Credit Suisse offers a range of tax-advantaged retirement accounts, including:



 - Traditional IRAs



 - Roth IRAs



 - Spousal IRAs



 - Rollover IRAs



 - SEP IRAs



   To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.



     TRANSFERS/GIFTS TO MINORS



   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES



     ACCOUNT CHANGES



   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.



     TRANSACTION DETAILS



   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.



   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:



 - your investment check or ACH transfer does not clear



 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day



   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.



   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.



   Uncashed redemption or distribution checks do not earn interest.



     SPECIAL SITUATIONS



   The funds reserve the right to:



 - refuse any purchase or exchange request, including those from any person or group who, in the funds' view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the funds and their respective shareholders



 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions



 - impose minimum investment amounts after 15 days' notice to current investors of any increases



 - charge a wire-redemption fee



 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations



                                  800-927-2874


                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)



 - modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and through retirement plan programs (no minimum)



 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)



                                  800-927-2874


                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                               OTHER INFORMATION


     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 - making the funds available to you

 - account servicing and maintenance

 - other administrative services related to sale of the Common Class

   As part of their business strategies, the funds each have adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of a fund's Common Class. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the funds may reimburse a portion of these payments.

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                                       37

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                                       38

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                                       39

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:

   888-606-8252


BY MAIL:
   Credit Suisse Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com


SEC FILE NUMBERS:



Credit Suisse Japan Growth Fund                                        811-07371



Credit Suisse Japan Small Cap Fund                                     811-08686


P.O. BOX 9030, BOSTON, MA 02205-9030       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com




CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPJPN-1-0202

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 28, 2002


                         CREDIT SUISSE JAPAN GROWTH FUND


                       CREDIT SUISSE JAPAN SMALL CAP FUND



                  This combined Statement of Additional Information provides information about Credit Suisse Japan Growth Fund ("Japan Growth Fund") and Credit Suisse Japan Small Cap Fund ("Japan Small Cap Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds, and the Prospectus for the Class A Shares of the Japan Growth Fund, each dated February 28, 2002; each as amended or supplemented from time to time (together the "Prospectuses")


                  Each Fund's audited Annual Report(s) for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investment, is incorporated herein by reference

                  This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein Copies of the Prospectuses, Annual Reports and information regarding each Fund's current performance may be obtained by writing or telephoning:


                               Credit Suisse Funds
                                  P O  Box 9030
                        Boston, Massachusetts 02205- 9030
                                  800-927-2874

                                Table of Contents

                                                                                                   Page
                                                                                                   ----
INVESTMENT OBJECTIVES AND POLICIES .............................................................      1
General Investment Strategies ..................................................................      1
Asian Securities ...............................................................................      1
Strategic and Other Transactions ...............................................................      2
       Options, Futures and Currency Exchange Transactions .....................................      2
       Securities Options ......................................................................      2
       Securities Index Options ................................................................      5
       OTC Options .............................................................................      5
       Futures Activities ......................................................................      6
              Futures Contracts ................................................................      6
              Options on Futures Contracts .....................................................      7
       Currency Exchange Transactions ..........................................................      8
              Forward Currency Contracts .......................................................      8
              Currency Options .................................................................      8
              Currency Hedging .................................................................      8
       Hedging Generally .......................................................................      9
       Swaps ...................................................................................     10
       Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps ....     11
Additional Information on Other Investment Practices ...........................................     12
       Foreign Investments .....................................................................     12
              Foreign Debt Securities ..........................................................     12
              Foreign Currency Exchange ........................................................     13
              Information ......................................................................     13
              Political Instability ............................................................     13
              Foreign Markets ..................................................................     13
              Increased Expenses ...............................................................     14
              Dollar-Denominated Debt Securities of Foreign Issuers ............................     14
              Depositary Receipts ..............................................................     14
              Privatizations ...................................................................     14
              Brady Bonds ......................................................................     14
              Emerging Markets .................................................................     15
              Sovereign Debt ...................................................................     15
       U S  Government Securities ..............................................................     16
       Debt Securities .........................................................................     17
              Below Investment Grade Securities ................................................     17
              Mortgage-Backed Securities .......................................................     19
              Asset- Backed Securities .........................................................     20
              Loan Participations and Assignments ..............................................     20
              Structured Notes, Bonds or Debentures ............................................     21
       REITs ...................................................................................     21
       Convertible Securities ..................................................................     21
       Securities of Other Investment Companies ................................................     22

       Lending of Portfolio Securities .........................................................     22
       Borrowing ...............................................................................     23
       When-Issued Securities and Delayed-Delivery Transactions ................................     23
       Short Sales "Against the Box" ...........................................................     23
       Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers ................     24
       Special Situation Companies .............................................................     24
       Warrants ................................................................................     25
       Non-Publicly Traded and Illiquid Securities .............................................     25
              Rule 144A Securities .............................................................     26
       Money Market Obligations ................................................................     26
              Repurchase Agreements ............................................................     27
              Money Market Mutual Funds ........................................................     27
       Reverse Repurchase Agreements and Dollar Rolls ..........................................     27
       Non-Diversified Status ..................................................................     28
Temporary Defensive Strategies .................................................................     28
       Debt Securities .........................................................................     28
       Money Market Obligations ................................................................     28
INVESTMENT RESTRICTIONS ........................................................................     29
Both Funds .....................................................................................     29
Japan Growth Fund ..............................................................................     29
Japan Small Cap Fund ...........................................................................     30
PORTFOLIO VALUATION ............................................................................     32
PORTFOLIO TRANSACTIONS .........................................................................     33
PORTFOLIO TURNOVER .............................................................................     35
SPECIAL CONSIDERATIONS REGARDING JAPAN .........................................................     36
Economic Background ............................................................................     36
              Generally ........................................................................     36
              Currency Fluctuation .............................................................     37
Securities Markets .............................................................................     37
Foreign Trade ..................................................................................     37
Natural Resource Dependency ....................................................................     37
Energy .........................................................................................     38
Natural Disasters ..............................................................................     38
MANAGEMENT OF THE FUNDS ........................................................................     39
Officers and Board of Directors ................................................................     39
Information Concerning Directors and Officers ..................................................     39
Ownership in Securities of the Fund and Fund Complex ...........................................     47
Ownership In Securities of the Adviser and Related Companies ...................................     49
Information Concerning Committees and Meetings of Directors ....................................     49
Directors' Total Compensation (for the fiscal year ended October 31, 2001) .....................     51
Portfolio Managers .............................................................................     51
Investment Adviser and Co-Administrators .......................................................     52
Code of Ethics .................................................................................     55
Custodian and Transfer Agent ...................................................................     55
Organization of the Funds ......................................................................     55

Distribution and Shareholder Servicing .........................................................     56
       Distributor .............................................................................     56
       Advisor Shares ..........................................................................     58
       Class A Shares ..........................................................................     59
       General .................................................................................     59
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .................................................     60
       Purchases ...............................................................................     60
              Special Provisions Applicable to the Class A Shares Only .........................     61
              Initial Sales Charges Waivers ....................................................     62
       Redemptions .............................................................................     63
Automatic Cash Withdrawal Plan .................................................................     63
EXCHANGE PRIVILEGE .............................................................................     63
ADDITIONAL INFORMATION CONCERNING TAXES ........................................................     64
The Funds and Their Investments ................................................................     64
Foreign Taxes ..................................................................................     67
Passive Foreign Investment Companies ...........................................................     67
Dividends and Distributions ....................................................................     68
Sales of Shares ................................................................................     69
Backup Withholding .............................................................................     69
Notices ........................................................................................     69
Other Taxation .................................................................................     69
DETERMINATION OF PERFORMANCE ...................................................................     70
INDEPENDENT ACCOUNTANTS AND COUNSEL ............................................................     74
MISCELLANEOUS ..................................................................................     74
FINANCIAL STATEMENTS ...........................................................................     76
APPENDIX DESCRIPTION OF RATINGS ................................................................     A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following policies supplement the descriptions of each Fund's investment objectives and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.


                  The investment objective of the Japan Small Cap Fund is long-term capital appreciation.


                  The investment objective of the Japan Growth Fund is long-term growth of capital.

General Investment Strategies

                  Unless otherwise indicated, both Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

Asian Securities


                  The Japan Growth Fund and the Japan Small Cap Fund will each invest, under normal market conditions, at least 65% of their total assets in equity securities of companies located in or conducting a majority of their business in Japan. Except for temporary defensive purposes, the Japan Growth Fund does not intend to invest in securities of non-Asian issuers. The Japan Small Cap Fund may invest up to 35% of its total assets in securities of other Asian issuers. These include companies located in or conducting a majority of their business in Asia, companies which have issued securities traded principally in an Asian country, or governments, governmental entities or political subdivisions of Asian countries. The Japan Small Cap Fund considers Asia to be comprised of the contiguous eastern Eurasian land mass and adjacent islands, including, without limitation, the countries of Taiwan, Korea, Indonesia, China, Hong Kong, Turkey, India, Pakistan, the Philippines, Sri Lanka, Singapore and Thailand. For purposes of applying the foregoing limitations, if a company meets the definition of an Asian issuer as a result of relationships with respect to more than one Asian country, the Japan Small Cap Fund may consider the company to be associated with any of such countries. Determinations as to the eligibility of issuers under the foregoing definitions will be made by Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), the Funds' investment adviser, based on publicly available information and inquiries made to the companies. Due to the rapidly evolving nature of Asian markets, the Japan Small Cap Fund reserves the ability to consider additional countries to be included in Asia if market conditions should develop so as to warrant such a change in investment policy, and to modify its 10% limitation on investments relating to any one Asian country (other than Japan).

Strategic and Other Transactions

                  Options, Futures and Currency Exchange Transactions. Each Fund may purchase and write covered or collateralized options on securities, securities indices and currencies for both hedging purposes and to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. Up to 25% of a Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

                  Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC"). A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option- writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when CSAM expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange- traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

                  Securities Index Options. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment. For example, the Japan Growth Fund or the Japan Small Cap Fund might utilize securities options on indexes such as the Nikkei 225 Index, the Nikkei 300 Index, the OTC (JASDAQ) Index and the Topix Index.


                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Funds will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Funds. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Funds' ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Futures Activities. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                           Futures Contracts. A foreign currency futures
contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                           Options on Futures Contracts. Each Fund may purchase
and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

                  As stated above, the Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

                           Forward Currency Contracts. A forward currency
contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

                           Currency Options. The Funds may purchase
exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                           Currency Hedging. Each Fund's currency hedging will
be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  Each Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  Swaps. The Funds may enter into swaps relating to indexes, currencies, interest-rates and debt and equity interests of foreign issuers without limit. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. An equity or debt swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a securities index, a basket of securities or a single security. A Fund may enter into these transactions for hedging purposes, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

                  A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CSAM believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

                  Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by a Fund on currencies, securities, if applicable, and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. Each Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Each Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

                  Foreign Investments. Each Fund will ordinarily hold no less than 65% of its total assets in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well. See "Japan and Its Securities Markets" for a discussion of factors relating to Japanese investments specifically.

                           Foreign Debt Securities. Each Fund may invest up to
35% of its total assets in foreign debt securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which each of the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

                  Foreign Currency Exchange. Since the Funds will be investing in securities denominated in currencies of non-U.S. countries, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. See "Japan and Its Securities Markets -- Economic Background -- Currency Fluctuation" below. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

                  Information. The majority of the securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  Increased Expenses. The operating expenses of the Funds can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year- to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non- U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

                  Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                           Emerging Markets. Each Fund may invest in securities
of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                           Sovereign Debt. Investments in sovereign debt involve
special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of CSAM, such securities have the potential for future income or capital appreciation.

                  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States,
Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


                  Debt Securities. The Japan Growth Fund and the Japan Small Cap Fund may each invest up to 35% of its total assets in investment grade debt securities (other than money market obligations) and, in the case of the Japan Small Cap Fund, preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.


                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.


                  Below Investment Grade Securities. The Japan Growth Fund may invest or hold up to 5% of its net assets in securities rated below investment grade, including convertible and non-convertible debt securities, downgraded below investment grade subsequent to acquisition by the Fund. The Japan Small Cap Fund may invest or hold up to 5% of its net assets in securities downgraded below investment grade, including convertible and non-convertible debt securities, subsequent to acquisition by the Fund.


                  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

                  Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

                           Mortgage-Backed Securities. Mortgage-backed
securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30- year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass- through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which these Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.

                  Loan Participations and Assignments. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the

Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

            Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Fund should continue to hold the securities.

            Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

            Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

            By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

            Borrowing. Each Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

            When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30- 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when- issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

            When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Short Sales "Against the Box." The Japan Growth Fund may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

            The Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transactions costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

            Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers. The Funds may invest in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include JASDAQ and Frontier Market securities. Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            Although investing in securities of small- and medium-sized and emerging growth companies or unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

            Special Situation Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation, reorganization, recapitalization, merger, liquidation or distribution of cash, securities or other assets, a tender or exchange offer, a breakup or workout of a holding company, or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly.

            Warrants. Each Fund may invest up to 10% of its net assets in warrants to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.


            Non-Publicly Traded and Illiquid Securities. The Japan Small Cap Fund may not invest more than 15% of its net assets and the Japan Growth Fund may not invest more than 10% of its net assets in non-publicly traded and illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Funds' limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

            Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five year or less remaining to maturity) money market obligations. These instruments consist of obligations issued or guaranteed by the U.S.

government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

                  Money Market Mutual Funds. Where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its net assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

            Reverse Repurchase Agreements and Dollar Rolls. Each of the Funds may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non- bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked- to- market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            Each of the Funds also may enter into "dollar rolls," in which a Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.


            Non-Diversified Status. The Japan Growth Fund and the Japan Small Cap Fund are classified as non-diversified investment companies within the meaning of the 1940 Act, which means that each of these Funds is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.


Temporary Defensive Strategies


            Debt Securities. When CSAM believes that a defensive posture is warranted, the Japan Growth Fund may invest temporarily without limit in U.S. and foreign investment grade debt obligations, other securities of U.S. companies and in domestic and foreign money market obligations, including repurchase agreements. The Japan Small Cap Fund may, for temporary defensive purposes, invest without limit in U.S. debt securities.


            Money Market Obligations. Each Fund, for temporary defensive purposes, may invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations without limit.

                             INVESTMENT RESTRICTIONS

Both Funds

            Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

            If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

Japan Growth Fund

            The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time.

            The Japan Growth Fund may not:

            1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

            3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

            6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and enter into short sales "against the box."

            7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

            9. Issue any senior security except as permitted in these investment limitations.

            10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            12. Invest more than 10% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

            14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


Japan Small Cap Fund


            The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time.

            The Japan Small Cap Fund may not:


            1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

            3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

            6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

            7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

            9. Issue any senior security except as permitted in these investment limitations.

            10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities. In no event will the Fund's investment in restricted and illiquid securities exceed 15% of the Fund's assets.

            13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

            14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by the Funds in valuing their respective assets.


            Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time. In determining the market value of portfolio investments, each Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in securities in Japan and certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value does not take place contemporaneously with the determination of the prices of the majority of the Funds' securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Boards.

                             PORTFOLIO TRANSACTIONS

            CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.


            In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. For the year ended October 31, 2001, $33,551 and $20,631 of total brokerage commissions was paid by the Japan Growth Fund and the Japan Small Cap Fund, respectively, to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to CSAM's own research program.


            The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years or periods ended October 31.


        Fund                1999*          2000*         2001*
        ----                ----           ----          ----
Japan Growth Fund        $1,447,271     $2,435,495     $261,791
Japan Small Cap Fund     $3,242,062     $2,041,788     $242,711



* For the fiscal year ended October 31, 2001, the decrease in brokerage commissions (as compared with the fiscal year ended October 31, 2000) was due to a decrease in (i) purchases and sales of portfolio securities and (ii) decrease in the total net assets of the Funds.


            All orders for transactions in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the Funds' distributor (and an affiliate of CSAM) and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when CSAM, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

                               PORTFOLIO TURNOVER

            The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. The Funds' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.


            It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. The portfolio turnover rates for the Japan Growth Fund were 118% and 59% for the fiscal years ended October 31, 2000 and 2001, respectively. The portfolio turnover rates for the Japan Small Cap Fund were 46% and 59% for the fiscal years ended October 31, 2000 and 2001, respectively. The decrease in the Japan Growth Fund portfolio turnover rate in 2001 was due to a decrease in net assets and purchases and sales of portfolio securities.


                     SPECIAL CONSIDERATIONS REGARDING JAPAN


            The Japan Growth Fund and the Japan Small Cap Fund, which will invest a significant portion of their assets in Japanese securities, are subject to general economic and political conditions in Japan. The Funds may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Japan that an investor in either of these Funds should consider include the following:


Economic Background

            Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.

            The Japanese economy has languished for much of the 1990's. Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan's economic problems. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow.

            Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.

            Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Funds invest. Changes in government policies cannot be predicted.

                  Currency Fluctuation. Investments by a Fund in Japanese securities will be denominated in yen and most income received by these Funds from such investments will be in yen. However, each Fund's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Fund's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Funds are not required to hedge against declines in the value of the yen.

Securities Markets

            The common stocks of many Japanese companies trade at high price-earnings ratios, and the Japanese stock markets have often been considered significantly overvalued. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

            The Japanese securities markets are less regulated than those in the United States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced to the same extent as in the United States.

Foreign Trade

            Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.

            Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

Natural Resource Dependency

            An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S.

dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

Energy

            Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Natural Disasters

            The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Funds' investments, cannot be predicted.

                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors

            The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's Charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of a Fund's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.





Information Concerning Directors and Officers



NAME, ADDRESS AND AGE        POSITION(S)   TERM OF       PRINCIPAL             NUMBER OF     OTHER
                             HELD WITH     OFFICE(1)     OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND           DURING PAST FIVE      IN FUND       HELD BY
                                           LENGTH        YEARS                 COMPLEX       DIRECTOR
                                           OF TIME                             OVERSEEN BY
                                           SERVED                              DIRECTOR

INDEPENDENT DIRECTORS

Richard H. Francis           Director      Since         Currently retired;    59            Director of the
40 Grosvenor Road                          1999          Executive Vice                      Indonesia Fund,
Short Hills, New Jersey                                  President and Chief                 Inc.
07078                                                    Financial Officer
Age: 68                                                  of Pan Am
                                                         Corporation and
                                                         Pan American World
                                                         Airways, Inc. from
                                                         1988 to 1991


----------

1 Each Director and Officer serve until his or her respective successor has been duly elected and qualified.

NAME, ADDRESS AND AGE        POSITION(S)   TERM OF       PRINCIPAL             NUMBER OF     OTHER
                             HELD WITH     OFFICE(1)     OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND           DURING PAST FIVE      IN FUND       HELD BY
                                           LENGTH        YEARS                 COMPLEX       DIRECTOR
                                           OF TIME                             OVERSEEN BY
                                           SERVED                              DIRECTOR

Jack W. Fritz                Director      Since         Private investor;     59            Director of Advo,
2425 North Fish Creek Road                 Funds'        Consultant and                      Inc. (Direct Mail
P.O. Box 1287                              Inception     Director of Fritz                   Advertising)
Wilson, Wyoming 83014                                    Broadcasting, Inc.
Age: 73                                                  and Fritz
                                                         Communications
                                                         (developers and
                                                         operators of radio
                                                         stations) since
                                                         1987

Jeffrey E. Garten            Director      Since 1998    Dean of Yale School   59            Director of Aetna,
Box 208200                                               of Management and                   Inc.; Director Of
New Haven, Connecticut                                   William S. Beinecke                 Calpine Energy
06520-8200                                               Professor in the                    Corporation
Age: 54                                                  Practice of
                                                         International
                                                         Trade and Finance;
                                                         Undersecretary of
                                                         Commerce for
                                                         International
                                                         Trade from November
                                                         1993 to October
                                                         1995; Professor at
                                                         Columbia University
                                                         from September 1992
                                                         to November 1993

Peter F. Krogh               Director      Since 2001    Dean Emeritus and     59            Member of Board
301 ICC                                                  Distinguished                       of the Carlisle

NAME, ADDRESS AND AGE        POSITION(S)   TERM OF       PRINCIPAL             NUMBER OF     OTHER
                             HELD WITH     OFFICE(1)     OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND           DURING PAST FIVE      IN FUND       HELD BY
                                           LENGTH        YEARS                 COMPLEX       DIRECTOR
                                           OF TIME                             OVERSEEN BY
                                           SERVED                              DIRECTOR

Georgetown University                                    Professor of                        Companies Inc.;
Washington, DC 20057                                     International                       Member of
Age: 64                                                  Affairs at the                      Selection
                                                         Edmund A. Walsh                     Committee for
                                                         School of Foreign                   Truman Scholars
                                                         Service, Georgetown                 and Henry Luce
                                                         University;                         Scholars; Senior
                                                         Moderator of PBS                    Associate of
                                                         foreign affairs                     Center for
                                                         television series                   Strategic and
                                                                                             International
                                                                                             Studies; Trustee
                                                                                             of numerous
                                                                                             world affairs
                                                                                             organizations

James S. Pasman, Jr.         Director      Since 1999    Currently retired;    59            Director of
29 The Trillium                                          President and Chief                 Education
Pittsburgh, Pennsylvania                                 Operating Officer                   Management Corp.,
15238                                                    of National                         Tyco International
Age: 70                                                  InterGroup, Inc.                    Ltd.; Credit
                                                         from April 1989                     Suisse Asset
                                                         to March 1991;                      Management Income
                                                         Chairman of Permian                 Fund, Inc.;
                                                         Oil Co. from April                  Trustee of Credit
                                                         1989 to March 1991                  Suisse High Yield
                                                                                             Bond Fund;
                                                                                             Deutsche Vit Funds
                                                                                             (overseeing 6
                                                                                             Portfolios)

NAME, ADDRESS AND AGE        POSITION(S)   TERM OF       PRINCIPAL             NUMBER OF     OTHER
                             HELD WITH     OFFICE(1)     OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND           DURING PAST FIVE      IN FUND       HELD BY
                                           LENGTH        YEARS                 COMPLEX       DIRECTOR
                                           OF TIME                             OVERSEEN BY
                                           SERVED                              DIRECTOR


Steven N. Rappaport          Director      Since 1999    President of          59            Director of the
Loanet, Inc.                                             Loanet, Inc. (on-                   First Israel Fund,
40 East 52nd Street,                                     line accounting                     Inc.
New York, New York 10022                                 service) since
Age: 52                                                  1997; Executive
                                                         Vice President of
                                                         Loanet, Inc. from
                                                         1994 to 1997;
                                                         Director,
                                                         President, North
                                                         American
                                                         Operations, and
                                                         former Executive
                                                         Vice President
                                                         from 1992 to 1993
                                                         of Worldwide
                                                         Operations of
                                                         Metallurg Inc.;
                                                         Executive Vice
                                                         President,
                                                         Telerate, Inc.
                                                         from 1987 to 1992;
                                                         Partner in the law
                                                         firm of Hartman &
                                                         Craven until 1987

NAME, ADDRESS AND AGE        POSITION(S)   TERM OF       PRINCIPAL             NUMBER OF     OTHER
                             HELD WITH     OFFICE(1)     OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND           DURING PAST FIVE      IN FUND       HELD BY
                                           LENGTH        YEARS                 COMPLEX       DIRECTOR
                                           OF TIME                             OVERSEEN BY
                                           SERVED                              DIRECTOR

INTERESTED DIRECTOR

William W. Priest(2)         Director      Since 1999    Senior Partner and    59            Director of The
Steinberg Priest                                         Fund Manager,                       Brazilian Equity
Capital Management                                       Steinberg Priest                    Fund, Inc.; The
12 East 49th Street                                      Capital Management                  Chile Fund, Inc.;
12th Floor                                               since March 2001;                   The Emerging
New York, New York 10017                                 Chairman and                        Markets
Age: 59                                                  Managing Director                   Telecommunications
                                                         of CSAM from 2000                   Fund, Inc.; The
                                                         to February 2001,                   First Israel Fund,
                                                         Chief Executive                     Inc.; The Latin
                                                         Officer and                         America Equity
                                                         Managing Director                   Fund, Inc.; The
                                                         of CSAM from 1990                   Indonesia Fund,
                                                         to 2000                             Inc.; and Credit
                                                                                             Suisse Asset
                                                                                             Management Income
                                                                                             Fund, Inc.

OFFICERS

James P. McCaughan           Chairman      Since 2000    Chief Executive       --            --
Credit Suisse Asset                                      Officer and
Management, LLC                                          Managing Director
466 Lexington Avenue                                     of Associated with
New York, New York                                       CSAM since 2000;
10017-3147                                               President and Chief
Age:  47                                                 Operating Officer
                                                         of Oppenheimer
                                                         Capital from 1998
                                                         to 1999; President
                                                         and Chief


----------

2 Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

NAME, ADDRESS AND AGE        POSITION(S)   TERM OF       PRINCIPAL             NUMBER OF     OTHER
                             HELD WITH     OFFICE(1)     OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND           DURING PAST FIVE      IN FUND       HELD BY
                                           LENGTH        YEARS                 COMPLEX       DIRECTOR
                                           OF TIME                             OVERSEEN BY
                                           SERVED                              DIRECTOR

                                                         Executive Officer
                                                         of UBS Asset
                                                         Management (New
                                                         York) Inc. from
                                                         1996 to 1998;
                                                         Functional Advisor
                                                         (Institutional
                                                         Asset Management)
                                                         of Union Bank of
                                                         Switzerland from
                                                         1994 to 1996

Hal Liebes, Esq.             Vice          Since 1999    Managing Director     --            --
Credit Suisse Asset          President                   and General Counsel
Management, LLC              and                         of CSAM; Associated
466 Lexington Avenue         Secretary                   with Lehman
New York, New York                                       Brothers, Inc. from
10017-3147                                               1996 to 1997;
Age:  36                                                 Associated with
                                                         CSAM from 1995 to
                                                         1996; Associated
                                                         with CS First
                                                         Boston Investment
                                                         Management from
                                                         1994 to 1995;
                                                         Associated with
                                                         Division of
                                                         Enforcement, U.S.
                                                         Securities and
                                                         Exchange Commission
                                                         from 1991 to 1994

Michael A. Pignataro         Treasurer     Since 1999    Director and          --            --
Credit Suisse Asset          and Chief                   Director of Fund
Management, LLC                                          Administration of

NAME, ADDRESS AND AGE        POSITION(S)   TERM OF       PRINCIPAL             NUMBER OF     OTHER
                             HELD WITH     OFFICE(1)     OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND           DURING PAST FIVE      IN FUND       HELD BY
                                           LENGTH        YEARS                 COMPLEX       DIRECTOR
                                           OF TIME                             OVERSEEN BY
                                           SERVED                              DIRECTOR

466 Lexington Avenue         Financial                   CSAM; Associated
New York, New York           Officer                     with CSAM since
10017-3147                                               1984
Age: 42

Gregory N. Bressler, Esq.    Assistant     Since 2000    Vice President        --            --
Credit Suisse Asset          Secretary                   and Legal Counsel
Management, LLC                                          of CSAM since
466 Lexington Avenue                                     January 2000;
New York, New York                                       Associated with
10017-3147                                               the law firm of
Age:  35                                                 Swidler Berlin
                                                         Shereff Friedman
                                                         LLP from 1996 to
                                                         2000

Kimiko T. Fields, Esq.       Assistant     Since 2002    Assistant Vice        --            --
Credit Suisse Asset          Secretary                   President and
Management, LLC                                          Legal Counsel of
466 Lexington Avenue                                     CSAM Since
New York, New York                                       December, 2000;
10017-3147                                               Assistant Vice
Age:  38                                                 President,
                                                         Institutional
                                                         Marketing
                                                         Department, CSAM
                                                         since January 2000;
                                                         Marketing
                                                         Associate,
                                                         International
                                                         Equity Department,
                                                         Warburg Pincus
                                                         Asset Management,
                                                         Inc. since January
                                                         1998;





NAME, ADDRESS AND AGE        POSITION(S)   TERM OF       PRINCIPAL             NUMBER OF     OTHER
                             HELD WITH     OFFICE(1)     OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND           DURING PAST FIVE      IN FUND       HELD BY
                                           LENGTH        YEARS                 COMPLEX       DIRECTOR
                                           OF TIME                             OVERSEEN BY
                                           SERVED                              DIRECTOR

Rocco A. DelGuercio          Assistant     Since 1999    Self-employed         --            --
Credit Suisse Asset          Treasurer                   Author and
Management, LLC                                          Consultant, From
466 Lexington Avenue                                     January 1996 to
New York, New York                                       December 1997.
10017-3147                                               Vice President
Age:  38                                                 and Administrative
                                                         Officer of CSAM;
                                                         Associated with
                                                         CSAM since June
                                                         1996; Assistant
                                                         Treasurer, Bankers
                                                         Trust Corp. -- Fund
                                                         Administration from
                                                         March 1994 to June
                                                         1996; Mutual Fund
                                                         Accounting
                                                         Supervisor, Dreyfus
                                                         Corporation from
                                                         April 1987 to
                                                         March 1994


NAME, ADDRESS AND AGE        POSITION(S)   TERM OF       PRINCIPAL             NUMBER OF     OTHER
                             HELD WITH     OFFICE(1)     OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND           DURING PAST FIVE      IN FUND       HELD BY
                                           LENGTH        YEARS                 COMPLEX       DIRECTOR
                                           OF TIME                             OVERSEEN BY
                                           SERVED                              DIRECTOR

Joseph Parascondola          Assistant     Since 2000    Assistant Vice        --            --
Credit Suisse Asset          Treasurer                   President - Fund
Management, LLC                                          Administration of
466 Lexington Avenue                                     CSAM since April
New York, New York                                       2000; Assistant
10017-3147                                               Vice President,
Age:  38                                                 Deutsche Asset
                                                         Management from
                                                         January 1999 to
                                                         April 2000;
                                                         Assistant Vice
                                                         President, Weiss,
                                                         Peck & Greer LLC
                                                         from November 1995
                                                         to December 1998




Ownership in Securities of the Funds and Fund Complex



            As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.



NAME OF DIRECTOR          DOLLAR RANGE OF EQUITY         AGGREGATE DOLLAR RANGE OF
                          SECURITIES IN THE FUND(*,3)    EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY
                                                         DIRECTOR IN FAMILY OF
                                                         INVESTMENT COMPANIES(*,3)

INDEPENDENT DIRECTORS

Richard H. Francis        Japan Growth Fund: A           B



----------

3 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

NAME OF DIRECTOR          DOLLAR RANGE OF EQUITY         AGGREGATE DOLLAR RANGE OF
                          SECURITIES IN THE FUND(*,3)    EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY
                                                         DIRECTOR IN FAMILY OF
                                                         INVESTMENT COMPANIES(*,3)
                          Japan Small Cap Fund: A

Jack W. Fritz             Japan Growth Fund: A           A

                          Japan Small Cap Fund: A

Jeffrey E. Garten         Japan Growth Fund: A           A

                          Japan Small Cap Fund: A

Peter F. Krogh            Japan Growth Fund: A           D

                          Japan Small Cap Fund: A

James S. Pasman, Jr.      Japan Growth Fund: A           D

                          Japan Small Cap Fund: A

Steven N. Rappaport       Japan Growth Fund: B           D

                          Japan Small Cap Fund: B

INTERESTED DIRECTOR
William W. Priest         Japan Growth Fund: A           A

                          Japan Small Cap Fund: A



----------

* Key to Dollar Ranges:
  A. None
  B. $1 - $10,000
  C. $10,000 - $50,000
  D. $50,000 - $100,000
  E. Over $100,000

Ownership in Securities of the Adviser and Related Companies



            As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household (including step and adoptive children) and any dependents. The securities represent ownership (beneficial or of record) in an investment adviser or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.



    DIRECTOR             NAME OF OWNERS    CREDIT SUISSE   TITLE OF      VALUE OF      PERCENT OF
                       AND RELATIONSHIPS      GROUP(4)      CLASS     SECURITIES ON     CLASS ON
                          TO DIRECTOR                                  AN AGGREGATE   AN AGGREGATE
                                                                          BASIS          BASIS
Richard H. Francis
Jack W. Fritz
Jeffrey E. Garten
Peter F. Krogh
James S. Pasman, Jr.
Steven N. Rappaport


            No employee of CSAM, CSAMSI, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director/Trustee who is not a director, trustee, officer or employee of CSAM, CSAMSI, PFPC or any of their affiliates receives an annual fee of $750 per fund for Director services provided and $250 for each Board meeting attended in addition to reimbursement for expenses incurred in connection with attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250 and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.


Information Concerning Committees and Meetings of Directors



            Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.



----------

4 Credit Suisse Group is the ultimate parent company of the investment adviser and the principal underwriter.

            In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds, its adviser and affiliates by the independent public accountants. During each Fund's most recent fiscal year, the Audit Committee met three times.



            The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Funds' shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Funds' Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee did not meet during each Fund's most recent fiscal year.

Directors' Total Compensation (for the fiscal year ended October 31, 2001)



             Name of           Japan Small      Japan Growth     All Investment Companies
             Director            Cap Fund           Fund             in Fund Complex(1)
             --------            --------           ----             ----------------
William W. Priest(2)               None             None                   None
Richard H. Francis                $3,000           $3,000                $109,250
Jack W. Fritz                     $2,750           $2,750                $100,750
Jeffrey E. Garten(3)              $2,500           $2,500                $100,750
Peter F. Krogh(4)                 $1,563           $1,563                $ 80,989
James S. Pasman, Jr.              $3,000           $3,000                $118,542
Steven N. Rappaport               $3,000           $3,000                $109,700
Alexander B. Trowbridge(5)        $1,400           $1,400                $ 42,900



1. Each Director serves as a Director or Trustee of 59 investment companies and portfolios for which CSAM serves as investment adviser.


2. Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

3.       Mr. Garten became a Director of each Fund effective December 21, 2000.

4.       Mr. Krogh became a director of each Fund effective February 6, 2001.


5. Mr. Trowbridge resigned as a director of each Fund effective February 6, 2001. A one-time benefit payment of $50,000 was provided by CSAM to Mr. Trowbridge who has agreed to leave the Board prior to the time he would have otherwise retired in order to facilitate the nomination of a consolidated Board for all mutual funds advised by CSAM.



                  As of January 31, 2002, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Advisor Shares.


Portfolio Managers


                  Mr. P. Nicholas Edwards is Co-Portfolio Manager of the Japan Growth Fund and the Japan Small Cap Fund. Mr. Edwards has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in August 1995. Prior to that, Mr. Edwards was a director and senior fund manager at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.



                  Mr. Todd Jacobson is Co-Portfolio Manager of the Japan Growth Fund and the Japan Small Cap Fund. Mr. Jacobson has seven years of investment experience. Mr. Jacobson has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in

July 1999. Prior to joining the predecessor adviser in 1997, Mr. Jacobson was an analyst at Brown Brothers Harriman from 1993 to 1997. He was an analyst with Value Line from 1989 to 1991. Mr. Jacobson received his M.B.A. degree in Finance from the Wharton School and his B.A. degree Phi Beta Kappa in Economics from the State University of New York - Binghamton.

Investment Adviser and Co-Administrators


                  CSAM, located at 466 Lexington Avenue, New York, New York 10017, is the institutional and mutual fund asset management arm of Credit Suisse First Boston, and a wholly owned subsidiary of Credit Suisse Group. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2001, CSAM and its global affiliates managed approximately $268 billion in assets.



                  Prior to July 6, 1999, Warburg served as investment adviser to each Fund. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business. Consequently, the combined entity, CSAM, became the Funds' investment adviser.


                  CSAMSI and PFPC both serve as co-administrators to each Fund pursuant to separate written agreements (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds.

                  CSAM, subject to the control of the Funds' officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. CSAM makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of the Fund. CSAM also employs a support staff of management personnel to provide services to the Funds and furnishes the Funds with office space, furnishings and equipment. For its investment advisory services, CSAM receives a fee calculated at an annual rate of 1.25% of each Fund's average daily net assets.


                  The Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by each Fund's Board of Directors or by a majority of the outstanding voting securities of each Fund, and in either event, by a majority of the Independent Directors of each Fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Funds' Advisory Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to each Fund, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by the Adviser with respect to each Fund. The Board also considered each Fund's performance relative to a selected peer group, the total expenses of each Fund in comparison to other funds of comparable size and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and Adviser services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Adviser, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of each Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. Each Fund or the Adviser may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


                  As co-administrator, CSAMSI provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Funds. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets.

                  As a co-administrator, PFPC calculates each Fund's net asset value, provides all accounting services for the Funds and assists in related aspects of the Funds' operations. For its administrative services, PFPC receives a fee calculated at an annual rate of .08% on each Fund's first $500 million in average daily net assets, .07% on the next $1 billion in average daily net assets and .06% of average daily net assets over $1.5 billion, subject in each case to a minimum annual fee and exclusive out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                  CSAM and the Funds' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Funds.

                  Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets. The advisory fees earned by CSAM or CSAM's predecessor, Warburg, and the co-administration fees earned by PFPC and Counsellors Service (the Funds' predecessor co-administrator), respectively, for the last three fiscal years are described below.

                           CSAM/Warburg Advisory Fees

             (portions of fees waived, if any, noted in parenthesis)





                        Fiscal year ended            Fiscal year ended           Fiscal year ended
      Fund              October 31, 1999              October 31, 2000            October 31, 2001
      ----              ----------------              ----------------            ----------------
Japan Growth        $2,057,582    $3,353,694     $3,353,694     ($716,702)     $462,448   ($732,033)
Japan Small Cap     $3,604,722    $4,528,567     $4,528,567   ($1,223,067)     $580,529   ($717,902)


                           PFPC Co-Administration Fees

             (portions of fees waived, if any, noted in parenthesis)


                        Fiscal year ended             Fiscal year ended         Fiscal year ended
         Fund           October 31, 1999              October 31, 2000          October 31, 2001
         ----           ----------------              ----------------          ----------------
Japan Growth        $197,949        $494,436       $494,436      ($20,875)      $89,844       ($0)
Japan Small Cap     $319,501        $568,213       $568,213      ($14,743)      $96,865       ($0)


                CSAMSI/Counsellors Service Co-Administration Fees




                     Fiscal year ended      Fiscal year ended      Fiscal year ended
       Fund          October 31, 1999       October 31, 2000       October 31, 2001
       ----          ----------------       ----------------       ----------------
Japan Growth              $164,606               $467,145                $95,558
Japan Small Cap           $288,378               $586,210               $103,875

Code of Ethics

                  Each Fund, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

                  State Street Bank and Trust Company ("State Street") serves as custodian of each of the Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds, (iii) makes receipts and disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions for the account of the Funds' portfolio securities and (v) makes periodic reports to the Boards concerning the Funds' custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub- accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Funds


                  The Funds are open-end management investment companies within the meaning of the 1940 Act. The Japan Growth Fund was incorporated on October 10, 1995 under the laws of the State of Maryland under the name "Warburg, Pincus Japan Growth Fund, Inc.," and the Japan Small Cap Fund was incorporated on July 26, 1994 under the laws of the State of

Maryland under the name "Warburg, Pincus Japan OTC Fund, Inc." On August 21, 1998, the Fund amended its charter to change its name to "Warburg, Pincus Japan Small Company Fund, Inc." On March 26, 2001, the Japan Growth Fund and the Japan Small Cap Fund changed their names to "Credit Suisse Warburg Pincus Japan Growth Fund, Inc." and "Credit Suisse Warburg Pincus Japan Small Company Fund, Inc.," respectively. On December 12, 2001, the Japan Growth Fund and the Japan Small Cap Fund changed their names to "Credit Suisse Japan Growth Fund, Inc. " and "Credit Suisse Japan Small Cap Fund, Inc.", respectively. Each of the Funds is a non-diversified management investment company. Japan Growth Fund has three classes of shares, Common Shares, Advisor Shares and Class A Shares. Japan Small Cap Fund has two classes of shares, Common Shares and Advisor Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.


                  Japan Growth Fund's charter authorizes its Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, two billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. Japan Small Cap Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

                  All shareholders of each Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

                  Distributor. CSAMSI serves as distributor of the Funds' shares. CSAMSI offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.


                  Common Shares. Each Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b- 1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Funds. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder

Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.


                  Payments under the Common Shares 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.


                  Pursuant to the Common Shares 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares 12b-1 Plan and the purpose for which the expenditures were made.



                  The Common Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Common Shares. For the fiscal year ended October 31, 2001, the Common Shares of the Japan Growth Fund and the Japan Small Cap Fund paid $235,566 and $256,942, respectively, pursuant to the Common Shares 12b-1 Plan, all of which was expended on advertising, marketing communications and public relations.



                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.



                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with Common Class shares of the Funds maintained by such Service Organizations and/or the value of assets invested in the Funds ("Service Fee"). Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in Common Class shares of a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.



                  Advisor Shares. Each Fund has entered into an agreement (the "Agreement") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by a Fund or by CSAMSI on behalf of a Fund The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made. The Advisor Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Advisor Shares. For the fiscal year ended October 31, 2001, the Advisor Shares of the Japan Growth Fund and the Japan Small Cap Fund paid $6,660 and $5,488, respectively, pursuant to the Advisor Shares 12b-1 Plan, all of which were paid to Institutions.



                  Effective December 12, 2001, each Fund's Advisor Class was closed to new investments, except for reinvestments of dividends.



                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in Advisor Class shares of the Funds. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in Advisor Class shares of a Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.



                  An Institution with which the Funds have entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.


                  Class A Shares. The Japan Growth Fund has adopted a Plan of Distribution (the "A Share 12b-1 Plan") for Class A Shares of the Fund to permit the Fund to compensate CSAMSI for activities associated with the distribution of these shares.

                  The A Share 12b-1 Plan was initially approved by the Directors, including a majority of the non-interested Directors, on October 2, 2001, and by the sole shareholder of the Class on October 2, 2001. As approved, the A Share 12b-1 Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A Shares of the Fund will be paid as compensation to CSAMSI.

                  With respect to certain sales of Class A Shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A Shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.


                  General. Each of the Advisor Shares 12b-1 Plans, the A Share 12b-1 Plan and the Common Shares 12b-1 Plans will continue in effect for so long as its continuance is separately, specifically approved at least annually by the Boards, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the

Advisor Shares 12b-1 Plans, the A Share 12b-1 Plan and the Common Shares 12b-1 Plans. Any material amendment of any Advisor Shares 12b-1 Plans, the A Share 12b-1 Plan and the Common Shares 12b-1 Plans would require the approval of the Boards in the same manner. None of the Advisor Shares 12b-1 Plans, the A Share 12b-1 Plan and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, the A Share 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Purchases. The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A Shares of the Japan Growth Fund, any applicable sales charge.

                  To purchase Common Shares directly from the Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to the Funds. The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

                  As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                        Special Provisions Applicable to the Class A Shares Only. Class A Shares are designated for investors seeking the advice of financial representatives and are not being offered directly from the Japan Growth Fund. All Class A Shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A Shares of the Japan Growth Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE -- CLASS A

Amount Purchased                          As a % of           As a % of            Commission to
                                            Amount            Offering               Financial
                                           Invested             Price         Representative as a % of
                                                                                   Offering Price
----------------                          ---------           ---------       ------------------------
Less than $50,000                            6.10%              5.75%                   5.00%
$50,000 to less than $100,000                4.99%              4.75%                   4.00%
$100,000 to less than $250,000               3.90%              3.75%                   3.00%
$250,000 to less than $500,000               2.56%              2.50%                   2.00%
$500,000 to less than $1,000,000             2.04%              2.00%                   1.75%
$1,000,000 or more                             0*                 0                     1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million.

                  The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of the Japan Growth Fund made at one time by "any purchaser." The term "purchaser" includes:

    - an individual, the individual's spouse or domestic partner, and their children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

    - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A Shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A Shares should be read in connection with such firms' material regarding their fees and services.

                  Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, Directors and retired Directors of the Fund, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(B) Plans and 457 Plans; and employee benefit plans sponsored by an employer; pension plans; and (7) Class A shares acquired when dividends and distributions are reinvested in the Fund.

                  Redemptions. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of certain redemptions of Class A shares of the Japan Growth Fund.

                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, each Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Automatic Cash Withdrawal Plan

                  An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. As described in the Prospectus, certain withdrawals under the Plan for the Class A shares of the Japan Growth Fund may be subject to a deferred sales charge. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Credit Suisse Fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Credit Suisse Fund at their respective net asset values. A Class A Shareholder of the Japan Growth Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares of the Japan Growth Fund, will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 1-800-927-2874.

                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

The Funds and Their Investments

                  Each Fund intends to continue to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.


                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their Fund shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


                  The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Foreign Taxes

                  In the opinion of Japanese counsel for the Funds, in the absence of any activities in Japan by the Funds other than those contemplated and disclosed in the Prospectuses and this Statement of Additional Information, the operations of the Funds will not subject the Funds to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Funds by Japanese corporations. In the opinion of such counsel, under the tax convention between the United States and Japan (the "Convention") as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Funds. Pursuant to the present terms of the Convention, interest received by the Funds from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.

                  Each Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Fund qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and (iii) more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. Each Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Passive Foreign Investment Companies

                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

                  Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

                  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

Backup Withholding

                  A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices

                  Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. An investor can look for each Fund's net asset value in The Wall Street Journal each business day under the heading "Credit Suisse." Depending on a Fund's size, it may not be eligible to be listed. The Common Shares of the Funds are listed under the heading "Credit Suisse Com," the Advisor Shares of the Funds are listed under the heading "Credit Suisse ADV," and the Class A Shares of the Japan Growth Fund will be listed under the heading "Credit Suisse A." Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.


                  With respect to the Funds' Common and Advisor Shares, the average annual total return for the periods ended October 31, 2001, were as follows:



                   TOTAL RETURN

                   COMMON SHARES
------------------------------------------------

Fund (Inception Date)     One-Year     Five-Year     Since Inception
---------------------     --------     ---------     ---------------
Japan Growth              -48.66%            -4.90%           -4.45%
(12/29/95)

Japan Small Cap           -48.28%            -7.25%           -6.80%
(9/30/94)



                  ADVISOR SHARES
------------------------------------------------

Fund (Inception Date)     One-Year     Five-Year     Since Inception
---------------------     --------     ---------     ---------------
Japan Growth              -48.90%            -5.63%           -5.12%
(12/29/95)

Japan Small Cap           -48.10%            -7.43%           -7.00%
(9/30/94)



                  From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these fee waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.



                  Because the Japan Growth Fund's Class A Shares commenced operations on November 30, 2001, performance information for this class is not presented.


                  These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. It is also assumed that with respect to the Class A shares of the Japan Growth Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

                  These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

                  A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar year- to- date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

                  The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


                  A Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Japan Growth Fund, the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices, the S&P 500 Index, the Nikkei over-the-counter average, the JASDAQ Index, the Nikkei 225 and 300 Stock Indexes and the Tokyo Stock Exchange Index, which are unmanaged indexes of common stock; and in the case of the Japan Small Cap Fund, the JASDAQ Index and the Morgan Stanley Japan Small Company Index; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


                  CSAM believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

                  To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International
(EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 15 of the last 30 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.



                          EAFE INDEX VS. S&P 500 INDEX
                                    1972-2001
                              ANNUAL TOTAL RETURN+



                 YEAR               EAFE INDEX               S&P 500 INDEX
                 ----               ----------               -------------
                1972*                  33.28                    15.63
                1973*                 -16.82                   -17.37
                1974*                 -25.60                   -29.72
                1975                   31.21                    31.55
                1976                    -.36                    19.15
                1977*                  14.61                   -11.50
                1978*                  28.91                     1.06
                1979                    1.82                    12.31
                1980                   19.01                    25.77
                1981*                  -4.85                    -9.73
                1982                   -4.63                    14.76
                1983*                  20.91                    17.27
                1984*                   5.02                     1.40
                1985*                  52.97                    26.33
                1986*                  66.80                    14.62
                1987*                  23.18                     2.03
                1988*                  26.66                    12.40
                1989                    9.22                    27.25
                1990                  -24.71                    -6.56
                1991                   10.19                    26.31
                1992                  -13.89                     4.46
                1993*                  30.49                     7.06
                1994*                   6.24                    -1.54
                1995                    9.42                    34.11
                1996                    4.40                    20.26
                1997                    0.24                    31.01
                1998                   18.29                    26.23
                1999*                  26.97                    21.02
                2000                  -14.17                    -9.10
                2001                  -21.20                   -11.88


----------

+ Without reinvestment of dividends.


* The EAFE Index has outperformed the S&P 500 Index 15 out of the last 30 years.


                  The quoted performance information shown above is not intended to indicate the future performance of the Funds.

                  Advertising or supplemental sales literature relating to the Japan Growth Fund and the Japan Small Cap Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how such Funds differ from the EAFE Index in composition. The Japan Growth Fund and the Japan Small Cap Fund may also discuss in advertising and sales literature the history of Japanese stock markets, including the Tokyo Stock Exchange and OTC market. Sales literature and advertising may also discuss trends in the economy and corporate structure in Japan, including the contrast between the sales growth, profit growth, price/earnings ratios, and return on equity (ROE) of companies; it may discuss the cultural changes taking place among consumers in Japan, including increasing cost-consciousness and accumulation of purchasing power and wealth among Japanese consumers, and the ability of new companies to take advantage of these trends. The sales literature for these Funds may also discuss current statistics and projections of the volume, market capitalization, sector weightings and number of issues traded on Japanese exchanges and in Japanese OTC markets, and may include graphs of such statistics in advertising and other sales literature.


                  In its reports, investor communications or advertisements, each Fund may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments; (v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Funds; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or a Fund's investment objective; and (xi) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS


                  As of January 31, 2002, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:


Japan Growth Fund


COMMON SHARES       Charles Schwab & Co., Inc.*                           39.51%
                    Special Custody Account for the

                    Exclusive Benefit of Customers
                    Attn: Mutual Funds
                    101 Montgomery Street
                    San Francisco, CA  94104-4122

                    National Financial Services Corporation*              16.18%
                    FBO Customers
                    P.O. Box 3908
                    Church Street Station
                    New York, NY  10008-3908


ADVISOR SHARES      National Financial Services Corporation*              26.27%
                    FBO Customers
                    P.O. Box 3908
                    Church Street Station
                    New York, NY  10008-3908

                    Advanced Clearing FBO                                  8.33%
                    1658045351
                    PO Box 2226
                    Omaha, NE 68103-2226

                    RBC Dain Rauscher Custodian                            8.01%
                    Victor Elting III
                    Segregated Rollover IRA
                    1448 N Lake Shore Drive
                    Chicago, IL  60610-6655

                    Sema & Co*                                             7.60%
                    95433311
                    12 E. 49th St., 41st FL
                    New York, NY  10017-8298

                    National Investor Services Corporation*                7.59%
                    For the Exclusive Benefit of our Customers
                    55 Water St., FL 32
                    New York, NY  10041-0028



Japan Small Cap Fund



COMMON SHARES       Charles Schwab & Co., Inc.*                           34.74%
                    Special Custody Account for the Exclusive Benefit
                    of Customers
                    Attn: Mutual Funds
                    101 Montgomery Street
                    San Francisco, CA  94104-4122

                    National Investor Services Corporation*                6.29%
                    For the Exclusive Benefit of our Customers
                    55 Water St., FL 32
                    New York, NY  10041-0028

                    Bankers Trust Company                                  5.00%
                    FBO 2499992424
                    PO Box 9005
                    Church Street Station
                    New York, NY 10087-9005

ADVISOR SHARES      National Investor Services Corporation*               19.37%
                    For the Exclusive Benefit of our Customers
                    55 Water St., FL 32
                    New York, NY  10041-0028

                    Advanced Clearing FBO                                 12.46%
                    1658045351
                    PO Box 2226
                    Omaha, NE 68103-2226


----------

* The Funds believe that these entities are not the beneficial owners of shares held of record by them.

                              FINANCIAL STATEMENTS


                  Each Fund's audited Annual Report(s) for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference. Each Fund will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Funds at 800-927-2874. The Japan Growth Fund's Class A Shares commenced operations on December 12, 2001.

                                    APPENDIX
                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                               OTHER INFORMATION

Item 23.          Exhibits

Exhibit No.       Description of Exhibit

     a(1)         Articles of Incorporation.(1)

      (2)         Articles Supplementary.(1)


      (3)         Articles of  Amendment.(2)

      (4)         Articles Supplementary.(2)


      (5)         Articles of  Amendment.(3)



      (6)         Articles of Amendment.



      (7)         Articles of Amendment.


     b(1)         By-Laws.(1)

      (2)         Amendment to By-Laws.(1)

      (3)         Form of Amendment to By-Laws.(4)

      (4)         Amendment to By-Laws.(3)


      (5)         Amended By-Laws dated February 5, 2001.(5)



      (6)         Amendment to By-Laws.



(1) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on September 22, 1995.


(2) Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on February 25, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, filed on August 20, 1998.


(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Credit Suisse Global Fixed Income Fund, Inc., filed on February 17, 1998 (Securities Act File No. 33-36066).



(5) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc. filed on February 22, 2001 (Securities Act File No. 333-49537).

      (7)         Amendment to By-Laws.


     c            Form of Share Certificates.(6)

     d            Form of Investment Advisory Agreement.(7)


     e(1)         Form of Distribution Agreement.(8)



      (2) Distribution Agreement with Credit Suisse Asset Management Securities, Inc. ("CSAMSI").(9)


     f            Not applicable.


     g(1) Custodian Agreement with State Street Bank and Trust Company ("State Street").(10)



      (2)         Amendment to Custodian Agreement with State
                  Street dated April 26, 2001.(11)



      (3)         Amended to Custodian Agreement with State
                  Street dated May 16, 2001.(11)



      (4) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001.(11)


(6) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on September 25, 1995 (Securities Act File No. 33-61225).


(7) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Credit Suisse Global
      Post-Venture Capital Fund, Inc., filed ON November 4, 1999 (Securities Act File No. 333-90341).



(8) Incorporated by reference, material provisions of this exhibit substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-1A of Credit Suisse Long-Short Market Neutral Fund, Inc., filed on November 4, 1999 (Securities Act File No. 333-60687).


(9) Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).



(10) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of CREDIT SUISSE Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).



(11) Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

     h(1)         Co-Administration Agreement with  CSAMSI.(12)



      (2)         Form of PFPC Co-Administration Agreement.(13)


      (3)         Forms of Services Agreements.(2)

      (4) Form of Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.(5)

      (5)         Amended Fee Agreement with PFPC dated February 5, 2001.(5)


     i Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.(14)


     j(1)         Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants.

      (2)         Consent of Hamada & Matsumoto, Japanese counsel to the
                  Fund.


      (3)         Powers of Attorney.(15)

       k          Not applicable.

       l          Form of Purchase Agreement.(1)


     m(1)         Shareholder Servicing and Distribution Plan.(12)



      (2)         Distribution Plan.(12)



       n          Not applicable.



       o          Amended Form of Rule 18f-3 Plan dated November 12, 2001.(16)



(12) Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Global Post-Venture Capital Fund, Inc., filed on
      November 4, 1999 (Securities Act File No. 333-90431).



(13) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Credit Suisse International Equity Fund, Inc., filed on September 22, 1995 (Securities Act File No. 33-27031).



(14) Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N1-A, filed on February 24, 2000.



(15) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Credit Suisse International Focus Fund, Inc., filed on February 11, 2002 (Securities Act File No. 333-39075).



(16) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Credit Suisse Capital Appreciation Fund, filed on November 8, 2001 (Securities Act File No. 33-12344).

       p          Amended Form of Code of Ethics  dated July 16, 2001.(17)



Item 24.    Persons Controlled by or Under Common Control with Registrant

            From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc.; a Japanese corporation ; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25.    Indemnification

            Registrant, and officers and directors of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on July 21, 1995.

Item 26.    Business and Other Connections of Investment Adviser

            CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801- 37170).

Item 27.    Principal Underwriter


             (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional International Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Capital Funds; Credit Suisse Opportunity Funds; Credit Suisse Select Funds; Credit Suisse Global Financial Services Fund ; Credit Suisse Global New Technologies Fund ; Credit Suisse Global Technology Fund, Credit Suisse Growth Fund ; Credit Suisse Balanced Fund; Credit Suisse Capital Appreciation Fund; Credit



(17) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Credit Suisse International Focus Fund, Inc., filed on October 22, 2001 (Securities Act File No. 333-39075).

Suisse Cash Reserve Fund; Credit Suisse Emerging Growth Fund; Credit Suisse Emerging Markets Fund; Credit Suisse European Equity Fund; Credit Suisse Fixed Income Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Health Sciences Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse Investment Grade Bond Fund; Credit Suisse International Focus Fund; Credit Suisse International Equity Fund; Credit Suisse International Small Company Fund; Credit Suisse Institutional Services Fund; Credit Suisse Japan Growth Fund; Credit Suisse Japan Small Cap Fund; Credit Suisse Long-Short Market Neutral Fund; Credit Suisse Municipal Bond Fund; Credit Suisse New York Municipal Fund; Credit Suisse New York Tax Exempt Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund; Credit Suisse Trust; Credit Suisse Trust II; Credit Suisse Strategic Value Fund; Credit Suisse WorldPerks Money Market Fund and Credit Suisse WorldPerks Tax Free Money Market Fund.


             (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8- 32482) filed by CSAM Securities under the Securities Exchange Act of 1934, as amended.

            (c)   None.

Item 28.    Location of Accounts and Records


            (1)   Credit  Suisse Japan Small  Cap Fund, Inc.
                  466 Lexington Avenue
                  New York, New York  10017- 3147
                  (Fund's Articles of Incorporation, By-laws and minute books)


            (2)   Credit Suisse Asset Management Securities, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (records relating to its functions as co-administrator and distributor)

            (3)   PFPC Inc.
                  400 Bellevue Parkway
                  Wilmington, Delaware  19809
                  (records relating to its functions as co-administrator)
            (4)   Credit Suisse Asset Management, LLC
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (records relating to its functions as investment adviser)

            (5) State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110 (records relating to its functions as custodian)

            (6)   Boston Financial Data Services, Inc.
                  2 Heritage Drive
                  North Quincy, Massachusetts 02171
                  (records relating to its functions as transfer agent and dividend disbursing agent)

Item 29.    Management Services

            Not applicable.

Item 30.    Undertakings

            Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 11th day of February, 2002.



                                     CREDIT  SUISSE JAPAN  SMALL CAP FUND, INC.

                                     By: /s/ James P. McCaughan
                                     James P. McCaughan
                                     Chairman (Chief Executive Officer)




Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                          Title                  Date

/s/William W. Priest*            Director                February 11,
  William W. Priest                                      2002

/s/ James P. McCaughan           Chairman (Chief         February 11,
James P. McCaughan               Executive Officer)      2002

/s/Michael A. Pignataro          Treasurer and Chief     February 11,
  Michael A. Pignataro           Financial               2002
                                 Officer

/s/Richard H. Francis*           Director                February 11,
  Richard H. Francis                                     2002

/s/Jack W. Fritz*                Director                February 11,
  Jack W. Fritz                                          2002

/s/Jeffrey E. Garten*            Director                February 11,
Jeffrey E. Garten                                        2002

/s/James S. Pasman, Jr.*         Director                February 11,
  James S. Pasman, Jr.                                   2002

/s/Steven N. Rappaport*          Director                February 11,
  Steven N. Rappaport                                    2002

/s/Peter F. Krogh*               Director                February 11,
  Peter F. Krogh                                         2002

*By:/s/Michael A. Pignataro                              February 11,
Michael A. Pignataro as         Attorney-in-Fact         2002

                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.         Description of Exhibit
-----------         ----------------------

a(6)                Articles of Amendment.

 (7)                Articles of Amendment.

b(6)                Amendment to By-Laws.

 (7)                Amendment to By-Laws.

j(1)                Consent of PricewaterhouseCoopers LLP,
                      Independent Accountants

 (2)                Consent of Hamada & Matsumoto,
                      Japanese counsel to the Fund.



                                      C-9